Execution Version 1 LIMITED CONSENT AND WAIVER TO LOAN GUARANTEE AGREEMENT This LIMITED CONSENT AND WAIVER TO LOAN GUARANTEE AGREEMENT, dated June __, 2026 (this “Limited Consent”), between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”) and EOS ENERGY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower” and together with DOE, each a “Party” and collectively the “Parties”). RECITALS WHEREAS, the Borrower proposes to (i) distribute to the holders of (a) its outstanding common stock, par value $0.0001 per share (the “Common Stock”) and (b) its warrants to purchase common stock issued on April 14, 2023, May 17, 2023, December 19, 2023 and November 21, 2025 (collectively, “Holders”), rights (each, a “Right” and, collectively, the “Rights”) entitling such Holders to subscribe for units (the “Units”), consisting of shares of Common Stock (the “Unit Stock”) and warrants to purchase Common Stock (the “Unit Warrants” and, together with the Units and the Unit Stock, the “Rights Securities”), in an aggregate gross offering amount of approximately $150,000,000, with the ability to increase such amount pursuant to an oversubscription privilege, backstop commitment, or other customary upsize mechanics (collectively, the “Rights Offering”) and (ii) in connection with the Frontier Transaction (as defined below), issue warrants to purchase Common Stock to Cerberus or an affiliate thereof (the “Frontier Transaction Warrants” and, together with the Rights Warrants, the “Warrants”); WHEREAS, the Borrower intends to (a) use the proceeds of the Rights Offerings to make an investment into an investment vehicle, known as Frontier Power USA Parent, LLC (“Frontier”), to be jointly owned by the Borrower and one or more vehicles owned, controlled, sponsored or managed by Cerberus, in consideration for the issuance of Equity Interests in Frontier in an amount equal to approximately 49% of the Equity Interests in Frontier on a fully diluted basis (the “Frontier Joint Venture Investment”, and the use of the proceeds of the Rights Offerings with respect to the Frontier Joint Venture Investment, the “Permitted Use”) and (b) enter into the limited liability company agreement of Frontier and a subscription agreement or similar agreement (the “Subscription Agreement”) in respect of the Frontier Joint Venture Investment (the “Frontier Investment Documents”) related to the Frontier Joint Venture Investment, each of (a) and (b) as further described in the Frontier Power USA Parent, LLC Equity Term Sheet attached hereto as Exhibit A (collectively, the “Frontier Transaction”); WHEREAS, the Borrower intends to enter into certain amendments, waivers or consents with respect to the Cerberus Financing Documents to approve and reflect the Rights Offering and Frontier Transaction (the “Cerberus Loan Consent”); WHEREAS, the Borrower has entered into, or intends to enter into, with Frontier (a) the Purchase Commitment and Capacity Reservation Agreement, dated as of May 12, 2026, attached hereto as Exhibit B (the “PCCRA”), (b) the Commercial Framework Guidelines to be entered into in form and substance acceptable to DOE (the “Guidelines”), and (c) additional master supply agreements, purchase orders, long term services agreements and/or related documentation and agreements from time to time in connection with the Frontier Transaction (the “Frontier Supply Agreements”, and together with the Frontier Investment Documents, the “Frontier Transaction Documents”); WHEREAS, the Borrower and DOE entered into that certain Loan Guarantee Agreement, dated as of November 26, 2024, as amended by that certain Amendment to Loan Guarantee Agreement, dated as of March 25, 2025, and as further amended by that certain Second Amendment to Loan Guarantee Agreement, dated as of February 13, 2026 (and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

2 WHEREAS, pursuant to Section 6.03 of the Loan Agreement, the Borrower provides a representation with respect to the capitalization of the Borrower as described in Schedule E (Capitalization) thereto (the “Capitalization Representation”); WHEREAS, pursuant to Section 9.01(b)(i) of the Loan Agreement, the Borrower Entities are restricted from entering into any contracts or other agreements providing it with material rights against, or material obligations toward, any Person other than rights and obligations under the Financing Documents and Project Documents permitted thereunder and any transactions expressly contemplated thereby (collectively, the “Contractual Agreements Restrictions”); WHEREAS, pursuant to Section 9.01(b)(ii) of the Loan Agreement, the Borrower Entities are restricted from entering into any Additional Project Document (other than Cerberus Financing Documents not prohibited by the Intercreditor Agreement) that would constitute a Major Project Document without the prior written consent of DOE (the “Additional Project Document Restriction”); WHEREAS, pursuant to Section 9.01(b)(iii) of the Loan Agreement, the Borrower Entities are restricted from entering into any transaction or series of related transactions with any Person other than in the Ordinary Course of Business and on an arm’s-length basis, except as expressly permitted under the Loan Agreement (the “Ordinary Course of Business Restriction”); WHEREAS, pursuant to Section 9.01(c)(i) of the Loan Agreement, the Borrower is restricted from agreeing to any amendment, modification, consent or waiver of the Cerberus Financing Documents (the “Amendment Restriction”); WHEREAS, pursuant to Section 9.03 of the Loan Agreement, the Borrower Entities are restricted from acquiring by purchase or otherwise the business, property or fixed assets of any Person, other than purchases or other acquisitions of inventory, property or materials or spare parts or Capital Expenditures, either: (i) in the Ordinary Course of Business in accordance with the applicable Construction Budget or Annual Plan; or (ii) constituting Emergency O&M Expenses as required in connection with an Emergency (the “Purchase Restriction”); WHEREAS, pursuant to Section 9.04 of the Loan Agreement, the Borrower is restricted from declaring, ordering, paying, making or setting apart, or agreeing to declare, order, pay, make or set apart, any sum for any Restricted Payments (the “Restricted Payments Restriction”); WHEREAS, pursuant to Section 9.15 of the Loan Agreement, the Borrower Entities are restricted from (a) making any Investments other than Permitted Investments or (b) owning, acquiring, forming, creating, or incorporating any non-wholly-owned Subsidiary other than as expressly set forth therein (the “Investment Restriction” and, together with the Capitalization Representation, the Contractual Agreements Restrictions, the Additional Project Document Restriction, the Ordinary Course of Business Restriction, the Purchase Restriction and the Restricted Payments Restriction, the “Restrictions”); WHEREAS, subject to the terms and conditions set forth herein, DOE is willing to consent to (a) the Rights Offering, (b) the issuance of the Rights and the Rights Securities in connection with the Rights Offering, (c) the issuance of the Frontier Transaction Warrants, (d) the issuance of any Common Stock upon exercise of the Warrants, (e) the Permitted Use, (f) the Frontier Joint Venture Investment, and (g) the Frontier Supply Agreements; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

3 Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement. Section 2. Limited Consent to the Existing Loan Agreement and Waiver. (a) Effective as of the Limited Consent Effective Date, and subject to the terms and conditions contained in this Limited Consent, notwithstanding the Restrictions, DOE hereby waives any Default or Event of Default that would otherwise occur under the Loan Agreement solely as a result of the Frontier Transaction or entry into the Frontier Transaction Documents or the Frontier Investment Documents and consents to (1) the Rights Offering in an aggregate gross amount of up to $150,000,000, together with any increase thereto pursuant to oversubscription privileges, backstop arrangements, or other customary offering mechanics, (2) the issuance of the Rights and the Rights Securities in connection with the Rights Offering, (3) the issuance of the Frontier Transaction Warrants, (4) the issuance of any Common Stock upon exercise of the Warrants, (5) the Permitted Use, (6) the Frontier Joint Venture Investment, (7) the Frontier Supply Agreements, and (8) the Borrower’s entry into the documentation necessary to effect the foregoing; provided, however, that the foregoing waiver and consent is subject to the following; provided, further, that the foregoing waiver and consent contained in Section 2(a)(1), 2(a)(2) and 2(a)(4) (solely with respect to the Rights Warrants) is only subject to clause (i) below: (i) The Rights Offerings shall be completed no later than September 15, 2026. (ii) The proceeds of the Rights Offerings shall be used only for the Permitted Use. (iii) The Borrower shall deliver to DOE (A) the final version of the Cerberus Loan Consent on or before the date of the closing of the Frontier Transaction and (B) final versions of the offering documents with respect to the Rights Offerings on the date of the consummation thereof (provided that the Borrower may satisfy the requirements of this Section 2(a)(iii)(B) by filing such information through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System). (iv) The Borrower hereby acknowledges and agrees to the following interpretations and requirements under the Loan Agreement: (A) the definition of Consolidated Net Income under the Loan Agreement shall be interpreted such that income generated from sales and services provided by the Borrower to Frontier or its subsidiaries shall be included therein for all purposes, including the calculation of Consolidated EBITDA and Excess Cash Flow under the Loan Agreement; (B) promptly upon closing of the Frontier Transaction, the Borrower shall take all necessary action to create and perfect a valid and effective First Priority Lien in the Borrower’s Equity Interests in Frontier in accordance with the Financing Documents; (C) (x) the Frontier Transaction Documents shall be treated in all respects as “Major Project Documents” under the Loan Agreement, and as such (i) to the extent not in the forms attached as Exhibits hereto, the final forms of each such Frontier Transaction Document shall be subject to DOE review and approval prior to the execution thereof, and (ii) any amendment, modification, termination, supplement, consent or waiver with respect to any Frontier Transaction Document shall be subject to DOE consent, and (z) each Frontier Supply Agreement shall be entered into on an arm’s length basis and consistent with market terms for similar transactions, as determined by DOE; provided that if such

4 Frontier Supply Agreement is entered into on terms consistent with the requirements of the PCCRA or the Guidelines, as applicable, such Frontier Supply Agreement will be deemed to be on an arm’s length basis and consistent with market terms; and (D) all obligations and liabilities of Frontier shall be non-recourse to the Borrower Entities, and none of the Borrower Entities shall, directly or indirectly, create, incur, assume or permit to exist any Indebtedness, Guarantee, cross-default or similar credit support, or make any reimbursement or any other payment or provide any Person with any claim, subrogation right or other right or remedy against or other recourse to any Borrower Entity, for or on behalf of Frontier or any of its Subsidiaries or otherwise in connection with the Frontier Transaction, other than the Permitted Use. The Borrower and DOE shall enter into an amendment to the Loan Agreement, in form and substance acceptable to DOE, documenting the above interpretations and requirements, to the extent not already explicit in the Loan Agreement, together with such other amendments related thereto and other amendments otherwise required by DOE in connection with the Frontier Transaction, on or about the date of the closing of the Frontier Transaction. (v) The Borrower shall deliver to DOE such other documents, certificates, filings (including UCC-1 financing statements) and instruments that may be required in connection with the Frontier Transaction and the amendments to the Financing Documents set forth above by no later than the date of the closing of the Frontier Transaction. (vi) The Borrower shall deliver to DOE the final form of each Frontier Supply Agreement for DOE’s approval, in its sole discretion, by no later than the date of the closing of the Frontier Transaction. The most recent forms of the Purchase Commitment and Capacity Reservation Agreement and Framework Guidelines as of the date hereof are attached hereto as Exhibit B and Exhibit C, respectively. (vii) The Borrower shall deliver to DOE for its review and approval, in its sole discretion, a final form of Frontier Investment Document no later than ten (10) Business Days prior to the anticipated execution date of such Frontier Investment Document. (viii) The Borrower shall deliver to DOE such other documents and information as may be reasonably requested by DOE in connection with the Frontier Transaction by no later than the date of the closing of the Frontier Transaction. (ix) Frontier shall have satisfied the "know your customer" due diligence requirements of each Secured Party by no later than the date of the closing of the Frontier Transaction. (x) The Borrower shall deliver to DOE a correct and complete copy of each fully executed Frontier Transaction Document by no later than the date of closing of the Frontier Transaction. (b) For the avoidance of doubt, any increase in the aggregate gross proceeds of the Rights Offering pursuant to oversubscription privileges, standby purchases, backstop commitments or similar customary mechanisms shall be deemed part of the same Rights Offering approved hereby and shall not constitute a separate offering, transaction or issuance requiring additional consent from DOE, provided that the proceeds thereof are used solely for the Permitted Use.

5 (c) DOE agrees that the Borrower shall not be required to apply the proceeds of the Rights Offerings to prepay the Guaranteed Loan pursuant to Section 3.05(c)(i)(M) of the Loan Agreement to the extent the proceeds of the Rights Offerings are applied for the Permitted Use within forty-five (45) days of the settlement of the Rights Offerings. Section 3. Conditions Precedent. This Limited Consent and the limited consent contained in Section 2 above, shall become effective upon the first date on which each of the following conditions have been satisfied or waived (such date, the “Limited Consent Effective Date”), and the Borrower hereby certifies that each of the conditions set forth in Section 3(b) and (c) below are satisfied as of the date of this Limited Consent: (a) This Limited Consent shall have been duly executed and delivered by each of the Borrower and DOE. (b) No Default, Event of Default, Event of Force Majeure or Event of Loss shall have occurred and be continuing as of the Limited Consent Effective Date. (c) Each of the representations and warranties made (or deemed to be made) by any Borrower Entity in any Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time); except to the extent that the Rights Offerings impact the disclosures set forth in Schedule E (Capitalizations) to the DOE Agreement. Section 4. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of DOE and FFB, on and as of the date hereof, that: (a) it has duly authorized, executed and delivered this Limited Consent, and none of: (i) its execution and delivery hereof, and (ii) its consummation of the transactions contemplated hereby nor its compliance with the terms of hereof, in each case, do or will (A) contravene its Organizational Documents or any Applicable Laws or Governmental Approval; (B) contravene or result in any breach or constitute any default under any Governmental Judgment; (C) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any property of any Borrower Entity under any Transaction Document or any other agreement or instrument to which any Borrower Entity is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or (D) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; (b) this Limited Consent is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (c) each of the representations and warranties contained in Article VI of the Loan Agreement (except with respect to Section 6.03 as provided therein) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of the Limited Consent Effective Date, except as such representations and warranties are expressly made as to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;

6 (d) no Default, Event of Default, Event of Force Majeure or Event of Loss has occurred and is continuing or will occur as of the date hereof as a result of the execution, delivery and performance of this Limited Consent; and (e) the Frontier Transaction does not and could not reasonably be expected to have or result in an adverse effect on the Project or the Borrower in any material respect. Section 5. Limited Consent. (a) The Borrower acknowledges and agrees that DOE is providing this Limited Consent in full reliance on relevant information provided by the Borrower (including, without limitation, statements made by the Borrower in its consent request addressed to DOE dated May 1, 2026) and the Borrower’s representations and warranties herein. (b) Except as expressly provided for herein, the terms and conditions of the Loan Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect and are hereby ratified and confirmed. This Limited Consent is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters. Except as expressly provided for herein, nothing herein shall be construed as or deemed to be a waiver or consent by DOE of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, and nothing herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Limited Consent. Except as provided for herein, nothing herein shall be deemed to entitle any Borrower Entity to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Financing Document in similar or different circumstances. The consent provided in Section 2 above shall be applicable solely with respect to the proposed Rights Offerings by the Outside Date and the matters expressly provided therein and not with respect to any other offerings or similar transactions of any Borrower Entity, and no other amendments, waivers or consents may be construed or implied. If any of the conditions set forth in Section 2(a)(i) through (viii) are not met as and when required pursuant to their terms, the consent and waiver granted herein shall be null and void. (c) The Borrower shall execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably requested by DOE to carry out the provisions hereof. Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of DOE and other Secured Parties in connection with the preparation, execution, delivery and administration, modification and amendment of this Limited Consent and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person) in accordance with the terms of the Financing Documents. Section 7. Governing Law; Waiver of Jury Trial. (a) THIS LIMITED CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS LIMITED CONSENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT

7 GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS LIMITED CONSENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LIMITED CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS LIMITED CONSENT AND THE OTHER FINANCING DOCUMENTS. Section 8. Miscellaneous. (a) On and after the Limited Consent Effective Date, this Limited Consent shall be deemed a Financing Document for all purposes. (b) Sections 11.05 (Severability), 11.09 (Successors and Assigns), 11.14 (Submission to Jurisdiction; Etc.), 11.15 (Entire Agreement), 11.16 (Benefits of Agreement), 11.17 (Headings), 11.18 (Counterparts; Electronic Signatures), 11.19 (No Partnership; Etc.) and 11.20 (Independence of Covenant) of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and shall have the same force and effect with respect to this Limited Consent as if fully set forth herein. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

[Signature Page to Limited Consent to Loan Guarantee Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Limited Consent, all as of the day and year first above mentioned. EOS ENERGY ENTERPRISES, INC. a Delaware corporation, as Borrower By: /s/ Michael Silberman Name: Michael Silberman Title: Chief Legal Officer and Corporate Secratary

[Signature Page to Limited Consent to Loan Guarantee Agreement] U.S. DEPARTMENT OF ENERGY, an agency of the federal government of the United States of America By: /s/ Rupinder Kaur Name: Rupinder Kaur Title: Director, Portfolio Management Division Office of Energy Dominance Financing (EDF)

Exhibit A Frontier Term Sheet

Exhibit B Purchase Commitment and Capacity Reservation Agreement